Exhibit 1.01

Conflict Minerals Report

For the Year Ended December 31, 2024

Introduction

This is the Conflict Minerals Report of Iridex Corporation (the “Company”, “Iridex”, “we” or “our”), filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Rule 13p-1 under the Securities Exchange Act of 1934, as amended, for the reporting period from January 1, 2024 to December 31, 2024. Rule 13p-1 was adopted by the SEC to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Rule 13p-1 imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. For the purposes of this Report, “conflict minerals” means cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold.

Supply Chain and Product Overview

We are a leading worldwide provider of therapeutic-based laser systems, delivery devices and consumable instrumentation used to treat sight-threatening eye diseases in ophthalmology.

We rely on third parties to manufacture substantially all of the components used in our products. We assemble critical subassemblies and substantially all of our final products at our facility in Mountain View, California. Materials, components and subassemblies provided by our suppliers and external manufacturers and included in our products are sourced from a global supply base, over which we exercise little, if any, control. We do not directly engage in any mining operations, nor do we purchase raw ore or unrefined conflict minerals. Given its position in the supply chain, we rely on the responses of its suppliers, who in turn rely on the responses of their respective suppliers to identify the mines, smelters and refiners that source the Conflict Minerals. We purchase no components that are integrated directly into or used in the manufacture of our products from any covered country. “Covered countries” means the Democratic Republic of Congo and its adjoining countries, including the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

Our senior management consulted with our procurement department to determine, based on, among other things, product lists and documentation provided by suppliers, which of our products would reasonably be expected to contain conflict minerals that are necessary to the functionality or production of those products. Based upon the results of this internal inquiry, we determined that the fabricated anodized or coated metal components, electronic circuit boards, electronic cables, probes or optical lenses in our Glaucoma, Medical Retina and Surgical Retina products (collectively, the “Covered Products”) may contain conflict minerals and that those components are necessary to the functionality or production of those products.

Due Diligence Program

Our due diligence processes and efforts have been developed in conjunction with the second edition of the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains for Minerals from Conflict-Affected and High-Risk Areas and the related Supplements on gold, tin, tantalum and tungsten (the “Framework”). We designed our due diligence process to conform in all material respects with these OECD guidelines.

1.
Establishment of Strong Company Management Systems

Our due diligence process was conducted by a cross-functional team comprised of senior executives and supply-chain personnel. The cross-functional team was required to be familiar with our policy with respect to the sourcing of conflict minerals which can be found on the Corporate Governance page of our Web site at www.iridex.com. (The content of any website referred to in this report is included for general information only and is not incorporated by reference in this Report.)

2.
Identification and Assessment of Risks in the Supply Chain

We performed in good faith a reasonable country of origin inquiry (“RCOI”) on conflict minerals that were in our supply chain after January 1, 2024, which inquiry was reasonably designed to determine whether suppliers of components of our Covered Products containing conflict minerals sourced them from any covered country or from recycled or scrap sources.

In order to make the RCOI determination, we solicited information from our suppliers regarding the source of the conflict minerals supplied to us during the year ended December 31, 2024, using the template developed jointly by the companies of Electronic Industry Citizenship Coalition (“EICC”) and the Global e-Sustainability Initiative (“GeSI”), known as the CFSI Reporting Template (the “Template”). The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and the smelters the company and its suppliers use. In addition, the template contains questions about the origin of conflict minerals included in their products, as well as supplier due diligence. Alternatively, we requested that suppliers provide a Smelter/Refiner Certification certifying that (1) conflict minerals produced by the supplier for us were obtained from a conflict-free area, (2) the supplier has processes in place to trace materials and products to ensure that conflict minerals contained in products were not mined in conditions of armed conflict and human rights abuses and (3) the supplier maintains a Conflict Minerals Statement/Policy, and a copy of such policy.

We determined that 29 of our suppliers were within the scope of our external RCOI and due diligence inquiry because the parts or components that they supply to us potentially contain conflict minerals. We sent the Template to each of these suppliers, and received responses from 29 of the 29 suppliers contacted. Our suppliers’ responses to the Template indicated that no conflict minerals that were necessary to the functionality or production of our Covered Products had originated in a covered country. As part of our assessment to determine the source of the conflict minerals that our suppliers supply to us, we sought to identify the smelters from which conflict minerals were obtained by such suppliers and to compare those smelters against the list of smelter facilities that have been identified as “conflict free” by the EICC-GeSI Conflict Free Sourcing (“CFS”) program. The CFS program is a voluntary program whereby an independent third party evaluates smelter procurement activities to determine whether a smelter has sufficiently demonstrated that all materials processed by that smelter originated from sources that do not directly or indirectly finance or benefit armed groups in a covered country. The results of this inquiry are presented below in the Section titled – “Smelters and Refiners”.

3.
Designing and implementing a strategy to respond to identified risks

We have taken or intend to take the following steps to improve the due diligence process and to gather additional information which will assist us to determine whether the conflict minerals we utilize benefit armed groups contributing to human rights violations:

o
conduct and report annually on supply chain due diligence for the applicable conflict minerals;

o
examine the possibility of establishing new terms and conditions in supplier contracts that stipulate responses to conflict mineral related inquires; and

o
attempt to validate supplier responses using information collected via independent conflict free smelter validation programs such as the CFS program.

•
Carrying Out Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not have a direct business relationship with any smelters or refiners in our supply chain and, as a result, we do not directly conduct or request audits. Instead, we supported the development and implementation of independent third party audits of smelters such as the CFSI by encouraging our suppliers to purchase materials from audited, conflict-free smelters and determine whether the smelters that were used to process these minerals were validated as conflict-free as part of the CFSI. We monitor smelters or refiners certification status with CFSI.

5.
Reporting on Supply Chain Due Diligence

In 2025, we publicly filed the Form SD along with this Report with the SEC, and a copy of this Report and the Form SD are publicly available on the Corporate Governance page of our Web site at www.iridex.com.

Smelters and Refiners

Based on the responses in the Templates we determined that we had a total of 431 facilities and smelters that were used by our suppliers to fulfill our demands for conflict minerals. Of these 431 facilities and smelters, we have identified 238 facilities or smelters that are deemed CFSP Compliant, indicating that these smelters or refiners are compliant with the Conflict Free Smelter Program assessment protocols. There are 6 more smelters or refiners that are deemed CFSP Active - Smelters and Refiners on the Active list that have committed to undergo a CFSP audit or are participating in one of the cross-recognized certification programs: LBMA Responsible Gold Certification or Responsible Jewelry Program Chain-of-Custody Certification. The remaining 187 facilities or smelters listed have not yet been confirmed as Conflict-Free. We base this assessment exclusively on the fact that we could not find these smelters on the CFSI lists for compliant or active smelters. We have assessed these 187 facilities and determined that most of these are of low risk due to their geographic location. There are seventeen smelters or refiners that may be considered at greater risk, since they are geographically located in Africa.

Some of our suppliers provided information at a part number level and we were able to specifically identify the smelters from which their necessary conflict minerals were procured. The remainder of our suppliers provided their complete list of smelters, but we were unable to identify the specific smelters from which the conflict minerals used for our products were procured. As many of the reports we received are company-wide and not product specific, we believe these reports may include smelters and refiners that do not provide the necessary conflict minerals that are used in our products. Due to the many company-wide reports and the multiple levels of suppliers in our supply chain we are unable to determine with certainty at this time a complete list of smelters and refiners listed in the reports that actually provide the specific necessary conflict minerals used in our products.

However, based upon our suppliers’ responses to the Template, we believe that most of the facilities that were used to process the conflict minerals contained in our Covered Products include the smelters and refiners listed in the table below. The table below includes only facilities that are listed in the EICC-GeSI template as “known smelters or refineries.” An indication of “Compliant” in the far-right column of the table indicates that the smelter or refinery has received a “conflict free” designation from an independent third party audit program as of May 15, 2025. An indication of “Active” in the far-right column of the table indicated that the smelter or refinery has committed to undergo a CFSP audit or are participating in one of the cross-recognized certification programs: LBMA Responsible Gold Certification or Responsible Jewelry Program Chain-of-Custody Certification. An indication of “Indeterminable” in the far-right column of the table indicates that the smelter or refinery was not included in the CFSI compliant or active lists and thus, the facility’s designation is indeterminable.

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Gold	8853 S.p.A.	ITALY	CID002763	Indeterminable
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	CID002920	Indeterminable
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708	Compliant
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015	Compliant
Gold	African Gold Refinery	UGANDA	CID003185	Indeterminable
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019	Compliant
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560	Indeterminable
Gold	Albino Mountinho Lda.	PORTUGAL	CID002760	Indeterminable
Gold	Alexy Metals	UNITED STATES OF AMERICA	CID003500	Indeterminable
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035	Compliant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	Compliant
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	CID000058	Compliant
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077	Compliant
Gold	Asahi Pretec Corp.	JAPAN	CID000082	Compliant
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090	Compliant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	Indeterminable
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850	Indeterminable
Gold	Augmont Enterprises Private Limited	INDIA	CID003461	Indeterminable
Gold	Bangalore Refinery Pvt Ltd	INDIA	CID002863	Active
Gold	Boliden AB	SWEDEN	CID000157	Compliant
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176	Compliant
Gold	Cendres + Métaux S.A.	SWITZERLAND	CID000189	Indeterminable
Gold	Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES	CID000128	Compliant
Gold	Chemmanur Gold Refinery	INDIA	CID003382	Indeterminable
Gold	Chimet S.p.A.	ITALY	CID000233	Compliant
Gold	Chugai Mining	JAPAN	CID000264	Compliant
Gold	Coimpa Industrial LTDA	BRAZIL	CID004010	Compliant
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	Indeterminable
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867	Indeterminable
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348	Indeterminable
Gold	Dongwu Gold Group	CHINA	CID003663	Indeterminable
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359	Compliant
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425	Compliant
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424	Compliant
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425	Compliant
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487	Indeterminable
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488	Indeterminable
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489	Indeterminable
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490	Indeterminable
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561	Indeterminable
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515	Indeterminable
Gold	Fujhara Refinery	UNITED ARAB EMIRATES	CID002584	Indeterminable
Gold	Gold by Gold Colombia	COLOMBIA	CID003641	Compliant
Gold	Gold Coast Refinery	GHANA	CID003186	Indeterminable
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312	Indeterminable
Gold	Gujarat Gold Centre	INDIA	CID002852	Indeterminable
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671	Indeterminable
Gold	Heimerle + Meule GmbH	GERMANY	CID000694	Compliant

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Gold	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707	Compliant
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711	Compliant
Gold	Hunan Chenzhou Mining Industry Co. Ltd.	CHINA	CID000767	Indeterminable
Gold	Hunan Yu Teng Non-Ferrous Metals Co., Ltd.	CHINA	CID000773	Indeterminable
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778	Indeterminable
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801	Compliant
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562	Indeterminable
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	Compliant
Gold	Istanbul Gold Refinery	TURKEY	CID000814	Compliant
Gold	Italpreziosi	ITALY	CID002765	Compliant
Gold	JALAN & Company	INDIA	CID002893	Indeterminable
Gold	Japan Mint	JAPAN	CID000823	Compliant
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855	Compliant
Gold	Johnson Matthey Inc. (USA)	UNITED STATES OF AMERICA	CID000920	Compliant
Gold	Johnson Matthey Limited	CANADA	CID000924	Compliant
Gold	K.A. Rasmussen	NORWAY	CID003497	Indeterminable
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563	Indeterminable
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956	Indeterminable
Gold	Kazzinc	KAZAKHSTAN	CID000957	Compliant
Gold	Kojima Kagaku Yakuhin Co., Ltd	JAPAN	CID000981	Compliant
Gold	Kombinat Gorniczo Hutniczy Miedz Polska Miedz S.A.	POLAND	CID002511	Compliant
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605	Compliant
Gold	Kosak Seiren	JAPAN	CID000401	Compliant
Gold	KUC	UNITED STATES OF AMERICA	CID000969	Compliant
Gold	Kundan Care Products Ltd.	INDIA	CID003463	Indeterminable
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	Indeterminable
Gold	La Caridad	MEXICO	CID000180	Indeterminable
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032	Indeterminable
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056	Indeterminable
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058	Indeterminable
Gold	L'Orfebre S.A.	ANDORRA	CID002762	Indeterminable
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689	Compliant
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA	CID001093	Indeterminable
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	Compliant
Gold	MD Overseas	INDIA	CID003548	Indeterminable
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575	Compliant
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557	Indeterminable
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149	Compliant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152	Compliant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147	Compliant
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153	Compliant
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157	Compliant
Gold	Met-Mex Penoles, S.A.	MEXICO	CID001161	Compliant
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188	Compliant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509	Compliant
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857	Indeterminable
Gold	Morris and Watson	NEW ZEALAND	CID002282	Indeterminable
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220	Compliant

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	Compliant
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189	Compliant
Gold	Nohon Material Corporation	JAPAN	CID001259	Compliant
Gold	Norddeutsche Affinererie AG	GERMANY	CID000113	Compliant
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779	Active
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325	Compliant
Gold	Pease & Curren	UNITED STATES OF AMERICA	CID002872	Indeterminable
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362	Indeterminable
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919	Compliant
Gold	Produits Artistiques de Métaux	SWITZERLAND	CID001352	Compliant
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	Compliant
Gold	PX Précinox S.A.	SWITZERLAND	CID001498	Compliant
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324	Indeterminable
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512	Compliant
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522	Indeterminable
Gold	REMONDIS PMR B.V.	NETHERLANDS	CID002582	Compliant
Gold	Royal Canadian Mint	CANADA	CID001534	Compliant
Gold	SAAMP	FRANCE	CID002761	Indeterminable
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546	Indeterminable
Gold	Safimet S.p.A	ITALY	CID002973	Indeterminable
Gold	SAFINA A.S.	CZECHIA	CID002290	Compliant
Gold	Sai Refinery	INDIA	CID002853	Indeterminable
Gold	Sam Precious Metals	UNITED ARAB EMIRATES	CID003666	Indeterminable
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	CID001562	Indeterminable
Gold	SD (Samdok) Metal	KOREA, REPUBLIC OF	CID001555	Indeterminable
Gold	Sempsa JP (Cookson Sempsa)	SPAIN	CID001585	Compliant
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525	Indeterminable
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619	Indeterminable
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	CID002750	Indeterminable
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527	Indeterminable
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588	Indeterminable
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736	Compliant
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516	Indeterminable
Gold	Solartech	TAIWAN, PROVINCE OF CHINA	CID001761	Compliant
Gold	Sovereign Metals	INDIA	CID003383	Indeterminable
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153	Indeterminable
Gold	Sudan Gold Refinery	SUDAN	CID002567	Indeterminable
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	Compliant
Gold	SungEel HiTech	KOREA, REPUBLIC OF	CID002918	Compliant
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810	Indeterminable
Gold	T.C.A S.p.A	ITALY	CID002580	Compliant
Gold	Takehara Refinery	JAPAN	CID001193	Compliant
Gold	Tamano Smelter	JAPAN	CID000937	Compliant
Gold	Tanaka Precious Metals	JAPAN	CID001875	Compliant
Gold	The Great Wall Gold and Silver Refinery of China	CHINA	CID001909	Indeterminable

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916	Compliant
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938	Compliant
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	CHINA	CID001947	Indeterminable
Gold	Tony Goetz NV	BELGIUM	CID002587	Indeterminable
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615	Compliant
Gold	Torecom	KOREA, REPUBLIC OF	CID001955	Indeterminable
Gold	Ubro-Union of Brazilian Refiners	BRAZIL	CID002606	Indeterminable
Gold	Ulsan LS	KOREA, REPUBLIC OF	CID001078	Compliant
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314	Indeterminable
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980	Compliant
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993	Compliant
Gold	Valcambi S.A.	SWITZERLAND	CID002003	Compliant
Gold	WEEEREFINING	FRANCE	CID003615	Compliant
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	CID002030	Compliant
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778	Compliant
Gold	Williams Advanced Materials	UNITED STATES OF AMERICA	CID001113	Compliant
Gold	Xstrata	CANADA	CID000185	Compliant
Gold	Yamamoto Precision Metals	JAPAN	CID002100	Compliant
Gold	Yantai NUS Safina tech environmental Refinery Co. Ltd.	CHINA	CID000651	Indeterminable
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129	Compliant
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197	Indeterminable
Gold	Zhaoyuan Gold Group	CHINA	CID001622	Compliant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	Compliant
Gold	Zijin Mining Industry Corporation	CHINA	CID002243	Compliant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326	Indeterminable
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	Indeterminable
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	Indeterminable
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF	CID003195	Indeterminable
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	Indeterminable
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777	Indeterminable
Gold	DODUCO Contacts and Refining GmbH	GERMANY	CID000362	Indeterminable
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	Indeterminable
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	Indeterminable
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459	Indeterminable
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	CID003421	Indeterminable
Gold	Smelter Not Listed	MAURITANIA	CID003540	Indeterminable
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	Indeterminable
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865	Indeterminable
Gold	Smelter Not Listed	COLOMBIA	CID003529	Indeterminable
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328	Indeterminable
Gold	Schone Edelmetaal B.V.	NETHERLANDS	CID001573	Indeterminable
Gold	Umicore Brasil Ltda.	BRAZIL	CID001977	Indeterminable
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	CID002510	Indeterminable
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	CID002854	Indeterminable

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Gold	Morris and Watson Gold Coast	AUSTRALIA	CID002866	Indeterminable
Gold	Value Trading	BELGIUM	CID003617	Indeterminable
Gold	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002037	Indeterminable
Gold	Inca One (Koricancha Plant)	PERU	CID004705	Indeterminable
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	CID004435	Indeterminable
Gold	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	CID000569	Indeterminable
Gold	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000227	Indeterminable
Gold	Inca One (Chala One Plant)	PERU	CID004704	Indeterminable
Gold	Attero Recycling Pvt Ltd	INDIA	CID004697	Indeterminable
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA	CID003690	Indeterminable
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF	CID004506	Compliant
Gold	Elite Industech Co., Ltd.	CHINA	CID004755	Compliant
Gold	Impala Rustenburg	SOUTH AFRICA	CID004610	Compliant
Gold	Impala Refineries – Base Metals Refinery (BMR)	SOUTH AFRICA	CID004604	Compliant
Gold	Impala Refineries – Platinum Metals Refinery (PMR)	SOUTH AFRICA	CID004714	Compliant
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504	Compliant
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460	Compliant
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505	Compliant
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558	Compliant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557	Compliant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	Compliant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512	Compliant
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842	Compliant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	Compliant
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	Compliant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506	Compliant
Tantalum	KEMET de Mexico	MEXICO	CID002539	Compliant
Tantalum	LSM Brasil S.A.	BRAZIL	CID001076	Compliant
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA	CID002548	Compliant
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163	Compliant
Tantalum	Mineracao Taboca SA	BRAZIL	CID001175	Compliant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192	Compliant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	Compliant
Tantalum	NPM Silmet AS	ESTONIA	CID001200	Compliant
Tantalum	PowerX Ltd.	RWANDA	CID004054	Compliant
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508	Compliant
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	CID002707	Compliant
Tantalum	Taki Chemicals	JAPAN	CID001869	Compliant
Tantalum	TANIOBIS Co., Ltd.	THAILAND	CID002544	Compliant
Tantalum	TANIOBIS GmbH	GERMANY	CID002545	Compliant
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002550	Compliant
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891	Compliant

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969	Compliant
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	CID000616	Compliant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508	Compliant
Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583	Compliant
Tantalum	Yanling Jincheng Tantalum Co., Ltd.	CHINA	CID001522	Compliant
Tantalum	タニオビス・ジャパン株式会社	JAPAN	CID002549	Compliant
Tantalum	5D Production OÜ	ESTONIA	CID003926	Indeterminable
Tantalum	Asaka Riken Co., Ltd.	JAPAN	CID000092	Indeterminable
Tantalum	Power Resources Ltd.	NORTH MACEDONIA	CID002847	Indeterminable
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547	Compliant
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	CID000456	Indeterminable
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769	Indeterminable
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	CID002568	Indeterminable
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA	CID003402	Indeterminable
Tantalum	Jiangxi Sanshi Nonferrous Metals Co., Ltd	CHINA	CID004813	Active
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	Compliant
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	CID000291	Compliant
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	CID003191	Compliant
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	CHINA	CID003498	Compliant
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844	Compliant
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228	Compliant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190	Compliant
Tin	Cookson Alpha Metals (Shenzhen) Co., Ltd.	UNITED STATES OF AMERICA	CID000292	Compliant
Tin	CRM Fundição De Metais E Comércio De Equipamentos Eletrônicos Do Brasil Ltda	BRAZIL	CID003486	Compliant
Tin	CRM Synergies	SPAIN	CID003524	Compliant
Tin	Dowa Metaltech Co., Ltd.	JAPAN	CID000402	Compliant
Tin	ENAF	BOLIVIA (PLURINATIONAL STATE OF)	CID000438	Compliant
Tin	Estanho de Rondônia S.A.	BRAZIL	CID000448	Compliant
Tin	Fenix Metals	POLAND	CID000468	Compliant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538	Compliant
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116	Compliant
Tin	Luna Smelter, Ltd.	RWANDA	CID003387	Compliant
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468	Compliant
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142	Compliant
Tin	Metallo Belgium N.V.	BELGIUM	CID002773	Compliant
Tin	Metallo Spain S.L.U.	SPAIN	CID002774	Compliant
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	CID004065	Compliant
Tin	Minsur	PERU	CID001182	Compliant
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191	Compliant
Tin	MSC	MALAYSIA	CID001105	Compliant
Tin	Nanshan Tin Co. Ltd.	CHINA	CID001231	Compliant
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314	Compliant
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	Compliant

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Tin	Operaciones Metalúrgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337	Compliant
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	Compliant
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696	Compliant
Tin	PT Mitra Stania Prima	INDONESIA	CID001453	Compliant
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449	Compliant
Tin	PT Premium Tin Indonesia	INDONESIA	CID000313	Compliant
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	CID003868	Compliant
Tin	PT Timah Tbk Mentok	INDONESIA	CID001482	Compliant
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706	Compliant
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539	Compliant
Tin	Super Ligas	BRAZIL	CID002756	Compliant
Tin	Thaisarco	THAILAND	CID001898	Compliant
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325	Compliant
Tin	Toboca/ Paranapenema	BRAZIL	CID001173	Compliant
Tin	Unit Timah Kundur PT Tambang	INDONESIA	CID001477	Compliant
Tin	White Solder Metalurgica	BRAZIL	CID002036	Compliant
Tin	XiHai - Liuzhou China Tin Group Co ltd	CHINA	CID001070	Compliant
Tin	Yunnan wind Nonferrous Metals Co., Ltd.	CHINA	CID002158	Compliant
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397	Compliant
Tin	云南锡业股份有限公司锡业分公司	CHINA	CID002180	Compliant
Tin	Smelter Not Listed	INDONESIA	CID000309	Compliant
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399	Compliant
Tin	PT Bangka Serumpun	INDONESIA	CID003205	Compliant
Tin	Smelter Not Listed	INDONESIA	CID001402	Compliant
Tin	Smelter Not Listed	INDONESIA	CID002835	Compliant
Tin	An Vinh Joint Stock Mineral Processing Company	VIETNAM	CID002703	Indeterminable
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356	Indeterminable
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM	CID002572	Indeterminable
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582	Indeterminable
Tin	Smelter Not Listed	INDONESIA	CID001486	Compliant
Tin	Smelter Not Listed	INDONESIA	CID001490	Compliant
Tin	Gejiu Fuxiang Gongmao Co., Ltd.	CHINA	CID003410	Indeterminable
Tin	Soft Metais Ltda.	BRAZIL	CID001758	Compliant
Tin	Kaimeng (Gejiu) Industry and Trade Co., Ltd.	CHINA	CID000942	Indeterminable
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500	Active
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858	Indeterminable
Tin	PT Refined Bangka Tin	INDONESIA	CID001460	Compliant
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM	CID002573	Indeterminable
Tin	Smelter Not Listed	INDONESIA	CID001428	Compliant
Tin	Pongpipat Company Limited	MYANMAR	CID003208	Indeterminable
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409	Indeterminable
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM	CID002574	Indeterminable
Tin	VQB Mineral and Trading Group JSC	VIETNAM	CID002015	Indeterminable
Tin	Smelter Not Listed	INDONESIA	CID002593	Compliant
Tin	Smelter Not Listed	INDONESIA	CID003381	Compliant
Tin	Smelter Not Listed	INDONESIA	CID001406	Compliant
Tin	Smelter Not Listed	INDONESIA	CID002455	Compliant

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Tin	Yunnan Gejiu Zili Metallurgy Co. Ltd.	CHINA	CID000555	Indeterminable
Tin	YUNXIN colored electrolysis Company Limited	CHINA	CID001908	Indeterminable
Tin	Smelter Not Listed	Russian Federation	CID001305	Indeterminable
Tin	Smelter Not Listed	Indonesia	CID002570	Compliant
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	CID003379	Indeterminable
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIETNAM	CID002834	Indeterminable
Tin	Smelter Not Listed	INDONESIA	CID001468	Indeterminable
Tin	Smelter Not Listed	CHINA	CID002848	Indeterminable
Tin	Smelter Not Listed	INDONESIA	CID001458	Compliant
Tin	Smelter Not Listed	INDONESIA	CID002870	Indeterminable
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244	Indeterminable
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278	Indeterminable
Tin	CV Gita Pesona	INDONESIA	CID000306	Indeterminable
Tin	CV United Smelting	Indonesia	CID000315	Indeterminable
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760	Indeterminable
Tin	PT DS Jaya Abadi	INDONESIA	CID001434	Indeterminable
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438	Indeterminable
Tin	PT Karimun Mining	INDONESIA	CID001448	Indeterminable
Tin	PT Panca Mega Persada	INDONESIA	CID001457	Indeterminable
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471	Indeterminable
Tin	PT Bangka Tin Industry	INDONESIA	CID001419	Compliant
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421	Compliant
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478	Indeterminable
Tin	PT Inti Stania Prima	INDONESIA	CID002530	Indeterminable
Tin	CV Dua Sekawan	INDONESIA	CID002592	Indeterminable
Tin	PT Kijang Jaya Mandiri	INDONESIA	CID002829	Indeterminable
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463	Compliant
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849	Indeterminable
Tin	PT Tommy Utama	INDONESIA	CID001493	Compliant
Tin	PT Masbro Alam Stania	INDONESIA	CID003380	Active
Tin	Rian Resources SDN. BHD.	MALAYSIA	CID003581	Indeterminable
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA	CID004796	Indeterminable
Tin	Geib Refining Corporation	UNITED STATES OF AMERICA	CID003194	Indeterminable
Tin	Valcambi S.A.	SWITZERLAND	CID002004	Indeterminable
Tin	PT Mitra Graha Raya	INDONESIA	CID004685	Indeterminable
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	CID004692	Indeterminable
Tin	PT Bangka Prima Tin	INDONESIA	CID002776	Compliant
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816	Compliant
Tin	DS Myanmar	Myanmar	CID003831	Compliant
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	CID004434	Compliant
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	CID004403	Compliant
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA	CID004754	Compliant
Tin	Woodcross Smelting Company Limited	UGANDA	CID004724	Compliant
Tungsten	ALMT Sumitomo Group	JAPAN	CID000004	Compliant
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIETNAM	CID002502	Compliant
Tungsten	China MuYe Tungsten Co,. Ltd.	CHINA	CID002641	Compliant
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468	Compliant
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	CID003609	Compliant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	Compliant

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Tungsten	GTP	UNITED STATES OF AMERICA	CID000568	Compliant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	Compliant
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541	Compliant
Tungsten	Han River Pelican State Alloy Co., Ltd.	CHINA	CID002315	Compliant
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA	CID002513	Compliant
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825	Compliant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	Compliant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	Compliant
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	Compliant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	Compliant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	Compliant
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	CHINA	CID003417	Compliant
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966	Compliant
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105	Compliant
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407	Compliant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	Compliant
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589	Compliant
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM	CID002543	Compliant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827	Compliant
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002542	Compliant
Tungsten	Tungsten Vietnam Joint Stock Company	VIETNAM	CID003993	Compliant
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044	Compliant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	Compliant
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082	Compliant
Tungsten	Zhangyuan Tungsten Co Ltd	CHINA	CID000258	Compliant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766	Compliant
Tungsten	ACL Metais Eireli	BRAZIL	CID002833	Indeterminable
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427	Indeterminable
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281	Indeterminable
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF	CID004060	Indeterminable
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	CID003978	Indeterminable
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA	CID000769	Indeterminable
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313	Indeterminable
Tungsten	Nan Viet Ferrochrome Co., Ltd.	VIETNAM	CID004034	Indeterminable
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	CID003662	Indeterminable
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	CID002845	Indeterminable
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	CID002645	Indeterminable
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830	Indeterminable
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649	Indeterminable
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416	Indeterminable
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	Indeterminable
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF	CID003388	Indeterminable
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	CID003401	Indeterminable

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active or Indeterminable

Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	CID004430	Compliant
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004397	Compliant
Tungsten	Kenee Mining Corporation Vietnam	VIETNAM	CID004619	Compliant
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408	Indeterminable
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724	Indeterminable
Tungsten	Smelter Not Listed	RUSSIAN FEDERATION	CID003553	Indeterminable
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	CID002843	Indeterminable
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499	Indeterminable
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM	CID001889	Indeterminable
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM	CID002011	Indeterminable
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095	Indeterminable
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579	Indeterminable
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	CHINA	CID002647	Indeterminable
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815	Indeterminable
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	CID003182	Indeterminable
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	CID003612	Indeterminable
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614	Indeterminable
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES	CID004797	Compliant
Tungsten	LLC Vostok	RUSSIAN FEDERATION	CID003643	Indeterminable
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001801	Indeterminable
Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA	CID004056	Indeterminable
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES	CID004438	Active

Forward-Looking Statements

Statements relating to further risk mitigation are forward-looking in nature and are based on our current expectations or beliefs. These forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors that may be outside of our control and which could cause actual events to differ materially from those expressed or implied by the statements made herein.